UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2021

JAMF HOLDING CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39399	82-3031543
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Washington Ave S, Suite 1100 Minneapolis, MN		55401
(Address of principal executive offices)		(Zip Code)

(612) 605-6625

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	JAMF	The NASDAQ Stock Market LLC

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 25, 2021, the board of directors (the “Board”) of Jamf Holding Corp. (the “Company”) appointed Vina M. Leite as a member of the Board. Ms. Leite will serve as a Class III director until the Company’s 2023 Annual Meeting of Shareholders and until such time as her successor is duly elected and qualified, or until her earlier death, resignation or removal. Ms. Leite was also appointed to serve as the chair of the Compensation and Nominating Committee of the Board. Ms. Leite fills the vacancy on the Board created by the departure of Betsy Atkins, departed the Board effective May 25, 2021. Ms. Atkins’s departure was not due to any disagreement with the Company’s operations, policies or practices, and Ms. Atkins will continue serve as an advisor to the Company and the Board following her departure.

Vina M. Leite, age 52, is, and since 2019 has been, the Chief People Officer at The Trade Desk, a publicly traded technology company that empowers digital ad buyers to purchase data-driven digital advertising campaigns. From 2016 until 2019, Ms. Leite was the Chief People Officer of the cyber security firm Cylance Inc., where she led that company through rapid growth and succeeded in obtaining recognition for Cylance as one of the great places to work in Orange County, California. She left Cylance in 2019 when it was acquired by BlackBerry Limited. From 2014 to 2016, she was Senior Vice President and Chief Human Resource Officer at QLogic. Ms. Leite currently serves on the board of Collectors Universe, Inc. Ms. Leite is a member of the National Human Resources Association and the Society for Human Resources Management. She also is a longstanding supporter of organizations dedicated to helping women and their children, as well as victims of domestic abuse and human trafficking. Ms. Leite earned a Bachelor’s degree in Management at Rhode Island College and a Master’s degree in Organizational Management from Capella University. Ms. Leite brings extensive experience in human resources strategy and operations in the technology sector at fast-growing companies, has a track record of successfully leading organizations through periods of rapid growth and has a deep understanding of human capital, which have proved invaluable through her work as an advisor to CEOs and senior executives on a variety of organizational issues and, as a result, brings these competencies to our Board.

In addition, on May 25, 2021, the Board increased the size of the Board from nine to ten directors and appointed Virginia Gambale as a member of the Board to fill the resulting vacancy. Ms. Gambale will serve as a Class II director until the Company’s 2022 Annual Meeting of Shareholders and until such time as her successor is duly elected and qualified, or until her earlier death, resignation or removal. Ms. Gambale was also appointed to serve on the Audit Committee of the Board. As a result of the appointment of Ms. Gambale to the Audit Committee, Mr. Guan will no longer serve on the Audit Committee, but will continue to serve on the Board.

Virginia Gambale, age 62, is Managing Partner of Azimuth Partners LLC, a technology advisory firm facilitating the growth and adoption of emerging technologies for financial services, consumer and technology companies. Prior to starting Azimuth Partners in 2003, Ms. Gambale was an Investment Partner at Deutsche Bank Capital and ABS Ventures from 1999 to 2003. Prior to that, Ms. Gambale held the position of Chief Information Officer at Bankers Trust Alex Brown and Merrill Lynch. Ms. Gambale currently serves as a director for First Derivatives plc, Regis Corp., Nutanix, Inc. and serves on the NACD Risk Oversight Advisory Council. She has also served on numerous international public and private boards, including Jetblue Airways Corp., Piper Jaffray Companies, Synchronoss Technologies, Motive, Inc., Workbrain and IQ Financial, among others. Ms. Gambale holds a B.S. from New York Institute of Technology-Old Westbury. Ms. Gambale’s previous experience in senior leadership positions in finance and technology and previous services on the boards of other public companies adds significant value to our board of directors.

In connection with these director appointments, the Company entered into its standard form of indemnification agreement with each of Ms. Leite and Ms. Gambale, the form of which was filed as Exhibit 10.13 to the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission (the “SEC”) on June 29, 2020. Each of Ms. Leite and Ms. Gamable was nominated as a director by VEP Group, LLC pursuant to the Amended and Restated Director Nomination Agreement, dated as of September 1, 2020, by and among the Company, Vista Equity Partners Fund VI, L.P., Vista Equity Partners Fund VI-A, L.P., VEPF VI FAF, L.P., VEPF VI Co-Invest 1, L.P., Vista Co-Invest Fund 2017-1, L.P. and VEP Group, LLC, which was filed as Exhibit 10.10 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on September 2, 2020. Neither Ms. Leite nor Ms. Gambale was selected as a director pursuant to any other arrangements or understandings with the Company or with any other person. Each of Ms. Leite and Ms. Gambale will be compensated on the same basis as the Company’s other non-employee directors, as more fully described in the Company’s Proxy Statement filed with the SEC on April 12, 2021 (the “Proxy Statement”).

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 25, 2021, the Company held its 2021 Annual Meeting of Shareholders (the “Annual Meeting”). The proposals considered at the Annual Meeting are described in the Company’s Proxy Statement. The final voting results for each of the proposals submitted to a vote of the shareholders are set forth below:

1. Election of Class I Directors:

	FOR	WITHHELD	BROKER NON- VOTE
David. A. Breach	84,677,544	16,971,572	1,801,946
Michael Fosnaugh	84,570,329	17,078,787	1,801,946
Christina Lema	92,859,069	8,790,047	1,801,946

2. The approval, by an advisory vote, to retain the classified structure of the Company’s Board of Directors:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
79,459,969	22,041,327	147,820	1,801,946

3. The approval, by an advisory vote, to retain the supermajority voting standards in the Company’s Amended and Restated Certificate of Incorporation and the Company’s Amended and Restated Bylaws:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
79,475,513	22,023,928	149,675	1,801,946

4. The approval of the Company’s 2021 Employee Stock Purchase Plan:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
93,837,832	7,664,554	146,730	1,801,946

5. The ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021:

FOR	AGAINST	ABSTAIN
102,820,757	480,752	149,553

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAMF HOLDING CORP.

Date: May 27, 2021	By:	/s/ Jeff Lendino
	Name:	Jeff Lendino
	Title:	Chief Legal Officer